CORPORATE SHARES

PROSPECTUS  |  AUGUST 31, 2012


AllianceBernstein Corporate Shares

    AllianceBernstein Corporate Income Shares

    AllianceBernstein Municipal Income Shares

    AllianceBernstein Taxable Multi-Sector Income Shares

    AllianceBernstein Tax-Aware Real Return Income Shares



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


SUMMARY INFORMATION........................................................   4

  ALLIANCEBERNSTEIN CORPORATE INCOME SHARES................................   4

  ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES................................   7

  ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES.....................  10

  ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES....................  13

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS..............  17

INVESTING IN THE FUNDS.....................................................  28

  How the Funds Value Their Shares.........................................  28

  How to Buy Shares........................................................  28

  How to Sell Shares.......................................................  29

  Frequent Purchases and Redemptions of Fund Shares........................  29

MANAGEMENT OF THE FUNDS....................................................  31

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  33

GENERAL INFORMATION........................................................  35

GLOSSARY...................................................................  36

FINANCIAL HIGHLIGHTS.......................................................  37

APPENDIX A--BOND RATINGS................................................... A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION................ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn high current income.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                      None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


This table shows the fees and the Total Fund Operating Expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. PARTICIPANTS IN A WRAP FEE PROGRAM OR OTHER INVESTMENT PROGRAM ELIGIBLE TO INVEST IN THE FUND PAY FEES TO THE PROGRAM SPONSOR AND SHOULD REVIEW THE PROGRAM BROCHURE OR LITERATURE PROVIDED BY THE SPONSOR FOR A DISCUSSION OF FEES AND EXPENSES CHARGED.


------------------------------------
Management Fees                0.00%
Other Expenses                 0.00%
                               -----
Total Fund Operating Expenses  0.00%
                               =====
------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------
After 1 Year    $0
After 3 Years   $0
After 5 Years   $0
After 10 Years  $0
-------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.


PRINCIPAL STRATEGIES:

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Fund may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may:

..  invest in convertible debt securities;


..  invest up to 10% of its assets in inflation-protected securities;


..  invest up to 5% of its net assets in preferred stock;

..  purchase and sell interest rate futures contracts and options;

..  enter into swap transactions;


..  invest in zero-coupon securities and "payment-in-kind" debentures;


..  make secured loans of portfolio securities; and

..  invest in U.S. Dollar-denominated fixed-income securities issued by non-U.S.
   companies.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and


.. how the Fund's average annual returns for one year, five years and over the life of the Fund compare to those of a broad-based securities market index.




The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

Through June 30, 2012, the year-to-date unannualized return for the Fund's shares was 4.50%.



                                     [CHART]

 02      03      04      05      06     07       08        09       10      11
----    ----    ----    ----    ----   -----   -------   ------   ------   -----
 n/a     n/a     n/a     n/a     n/a   4.16%   -10.22%   28.97%   10.80%   7.67%

                              Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 13.58%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -7.74%, 3RD QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2011)



                                                                               SINCE
                                                              1 YEAR 5 YEARS INCEPTION*
---------------------------------------------------------------------------------------
Fund                                                          7.67%   7.55%    7.24%
---------------------------------------------------------------------------------------
Return After Taxes on Distributions                           5.83%   5.41%    5.11%
---------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sales of Fund Shares  4.95%   5.16%    4.90%
---------------------------------------------------------------------------------------
Barclays Capital U.S. Credit Index                            8.35%   6.80%    6.56%
---------------------------------------------------------------------------------------


*Inception date: 12/11/2006.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Shawn E. Keegan     Since 2006      Vice President of the Adviser

Joel J. McKoan      Since 2008      Senior Vice President of the Adviser

Ashish C. Shah      Since 2010      Senior Vice President of the Adviser



ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 in this Prospectus.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                      None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


This table shows the fees of the Fund as 0.00% (excluding interest expense of ..05%) because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. PARTICIPANTS IN A WRAP FEE PROGRAM OR OTHER INVESTMENT PROGRAM ELIGIBLE TO INVEST IN THE FUND PAY FEES TO THE PROGRAM SPONSOR AND SHOULD REVIEW THE PROGRAM BROCHURE OR LITERATURE PROVIDED BY THE SPONSOR FOR A DISCUSSION OF FEES AND EXPENSES CHARGED.





----------------------------------------------
Management Fees                           .00%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Transfer Agent                          .00%
  Interest Expense                        .05%
  Other Expenses                          .00%
                                          ----
Total Other Expenses                      .05%
                                          ----
Total Annual Fund Operating Expenses(a)   .05%
                                          ====
----------------------------------------------



(a)If interest expenses were excluded net expenses would be 0.00%.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------
After 1 Year    $ 5
After 3 Years   $16
After 5 Years   $28
After 10 Years  $64
-------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest without limit in lower-rated securities ("junk bonds"), which may include securities having the lowest rating, and in unrated securities that, in the Adviser's judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in:

..  tender option bond transactions ("TOBs");

..  forward commitments;


.. zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities;


..  certain types of mortgage related securities; and

..  derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state's municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION:


The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:



..  how the Fund's performance changed over the life of the Fund; and



.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.





The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.





BAR CHART


Through June 30, 2012, the year-to-date unannualized return for the Fund's shares was 8.98%.



                                     [CHART]

 02      03      04      05      06      07      08      09      10        11
----    ----    ----    ----    ----    ----    ----    ----    ----     ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     15.04%

                              Calendar Year End (%)






During the period shown in the bar chart, the Fund's:



BEST QUARTER WAS UP 6.74%, 2ND QUARTER, 2011; AND WORST QUARTER WAS DOWN -6.26%, 4TH QUARTER, 2011.



PERFORMANCE TABLE


AVERAGE ANNUAL TOTAL RETURNS


(For the period ended December 31, 2011)



                                                                       SINCE
                                                              1 YEAR INCEPTION*
-------------------------------------------------------------------------------
Fund                                                          15.04%   6.02%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                           15.01%   5.99%
-------------------------------------------------------------------------------
Return After Taxes on Distributions and Sales of Fund Shares  12.10%   5.89%
-------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index                         10.70%   4.48%
-------------------------------------------------------------------------------



*Inception date: 09/01/2010.


INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Michael G. Brooks           Since 2010      Senior Vice President of the Adviser

R.B. (Guy) Davidson III     Since 2010      Senior Vice President of the Adviser

Wayne D. Godlin             Since 2010      Senior Vice President of the Adviser

Terrance T. Hults           Since 2010      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 in this Prospectus.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to generate income and price appreciation.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                      None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


This table shows the fees and the Total Fund Operating Expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. PARTICIPANTS IN A WRAP FEE PROGRAM OR OTHER INVESTMENT PROGRAM ELIGIBLE TO INVEST IN THE FUND PAY FEES TO THE PROGRAM SPONSOR AND SHOULD REVIEW THE PROGRAM BROCHURE OR LITERATURE PROVIDED BY THE SPONSOR FOR A DISCUSSION OF FEES AND EXPENSES CHARGED.


------------------------------------
Management Fees                0.00%
Other Expenses                 0.00%
                               -----
Total Fund Operating Expenses  0.00%
                               =====
------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------
After 1 Year    $0
After 3 Years   $0
After 5 Years   $0
After 10 Years  $0
-------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 156% of the average value of its portfolio.


PRINCIPAL STRATEGIES:

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and U.S. and non-U.S. Government securities. The Fund may invest up to 50% of its assets in below investment grade bonds ("junk bonds"). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.


The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Currencies can have a dramatic effect on returns of non-U.S. Dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund's fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.



.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.


.. BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION:


The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:



..  how the Fund's performance changed over the life of the Fund; and



.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.





The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.



BAR CHART


Through June 30, 2012, the year-to-date unannualized return for the Fund's shares was 3.70%.



                                     [CHART]

 02      03      04      05      06      07       08       09       10      11
----    ----    ----    ----    ----    ----     ----     ----     ----    ----
 n/a     n/a     n/a     n/a     n/a     n/a      n/a      n/a      n/a    5.27

                              Calendar Year End (%)




During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 2.16%, 2ND QUARTER, 2011; AND WORST QUARTER WAS DOWN -0.50%, 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2011)


                                                                              SINCE
                                                                     1 YEAR INCEPTION*
--------------------------------------------------------------------------------------
Fund                                                                 5.27%    3.72%
--------------------------------------------------------------------------------------
Return After Taxes on Distributions                                  3.94%    2.43%
--------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sales of Fund Shares         3.41%    2.42%
--------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate ex Government Bond Index             7.09%    5.38%
--------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate ex Government Bond and ex MBS Index  8.14%    6.01%
--------------------------------------------------------------------------------------



*Inception date: 09/15/2010.




INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2010      Senior Vice President of the Adviser

Scott A. DiMaggio      Since 2010      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2010      Vice President of the Adviser

Douglas J. Peebles     Since 2010      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 in this Prospectus.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                      None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


This table shows the fees and the Total Fund Operating Expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. PARTICIPANTS IN A WRAP FEE PROGRAM OR OTHER INVESTMENT PROGRAM ELIGIBLE TO INVEST IN THE FUND PAY FEES TO THE PROGRAM SPONSOR AND SHOULD REVIEW THE PROGRAM BROCHURE OR LITERATURE PROVIDED BY THE SPONSOR FOR A DISCUSSION OF FEES AND EXPENSES CHARGED.


------------------------------------
Management Fees                0.00%
Other Expenses                 0.00%
                               -----
Total Fund Operating Expenses  0.00%
                               =====
------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------
After 1 Year    $0
After 3 Years   $0
After 5 Years   $0
After 10 Years  $0
-------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Fund seeks real after-tax return for separately managed account ("SMA") investors in wrap fee programs who are subject to federal income taxes. Real return is the rate of total return (including income and capital gains) after adjusting for inflation. The Fund is not designed as a stand-alone investment. Its performance and objectives should be evaluated only in the broader context of an SMA investor's account, of which an investment in the Fund is only a part.

The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments, such as inflation swap agreements, as described below. Municipal securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest in fixed-income securities with any maturity or duration and investment grade bonds subject to taxation if the Adviser determines that they offer higher after-tax returns than comparable municipal bonds. While the Fund currently expects to invest principally in investment grade securities, the Fund may invest without limit in fixed-income securities that are not investment grade ("junk bonds").

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments as well. Payments to the Fund pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. Because the Fund is expected to be a significant vehicle for SMA investors to achieve inflation protection for some or all of their overall accounts, the Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund's primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in:

..  tender option bond transactions ("TOBs");

..  forward commitments;


.. zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities; and


..  certain types of mortgage-related securities.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of the cash made available by TOBs and derivative instruments, such as interest rate swaps, to make other investments in accordance with its investment objective.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state's municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DERIVATIVES RISK: The Fund's investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Fund's investment objective may not be successful.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Michael G. Brooks           Since 2011      Senior Vice President of the Adviser

Fred S. Cohen               Since 2011      Senior Vice President of the Adviser

R.B. (Guy) Davidson III     Since 2011      Senior Vice President of the Adviser

Wayne D. Godlin             Since 2011      Senior Vice President of the Adviser

Terrance T. Hults           Since 2011      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

You may purchase shares of the Funds at the relevant NAV without a sales charge or other fee. SHARES OF THE FUNDS ARE OFFERED EXCLUSIVELY THROUGH REGISTERED INVESTMENT ADVISERS APPROVED BY THE ADVISER. There are no maximum or minimum investment requirements.

You may sell (redeem) your shares through your registered investment advisers on any day the New York Stock Exchange is open.

     .   TAX INFORMATION

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES AND ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES may make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes. The Funds may pay income dividends, which may be subject to federal income taxes and state and local taxes.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES and ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. These dividends may be exempt from regular income tax but may be subject to the federal AMT.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the investment practices and related risks of ALLIANCEBERNSTEIN CORPORATE INCOME SHARES ("Corporate Income Shares"), ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES ("Municipal Income Shares"), ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES ("Taxable Multi-Sector Income Shares") and ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES ("Tax-Aware Real Return Income Shares" and together with Corporate Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares, the "Funds"). Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about the Funds' risks and investments can be found in the Funds' Statement of Additional Information, or SAI.


DERIVATIVES

Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives--options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than a Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:


.. FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:


 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". The Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. TAXABLE MULTI-SECTOR INCOME SHARES may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. A Fund that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties. The Funds' investments in options include the following:


 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may write covered and uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. A Fund may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, a Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.



 - Options on Securities. Similar to options on municipal and U.S. Government securities, a Fund may purchase or write a put or call option on other securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.



 - Options on Securities Indices. An option on a securities index is similar to an option on municipal and U.S. Government securities except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.



 - Options on Foreign Currencies. TAXABLE MULTI-SECTOR INCOME SHARES may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency-denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax exempt income, which will increase the amount of taxable distributions received by shareholders. The Funds' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to a Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Fund's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Fund to efficiently increase (or decrease) its duration and income.


 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.


 - Currency Swaps. TAXABLE MULTI-SECTOR INCOME SHARES may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Total Return Swaps. TAXABLE MULTI-SECTOR INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

..  OTHER DERIVATIVES AND STRATEGIES--

 - Eurodollar Instruments. TAXABLE MULTI-SECTOR INCOME SHARES may invest in Eurodollar instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.


 - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

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   Structured instruments can have volatile prices and limited liquidity, and their use by a Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. Each of MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES will not invest more than 20% of its total assets in these instruments.

 - Currency Transactions. TAXABLE MULTI-SECTOR INCOME SHARES may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

CONVERTIBLE SECURITIES
A Fund may invest in convertible securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


MUNICIPAL INCOME SHARES and TAXABLE MULTI-SECTOR INCOME SHARES may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission (the "Commission") guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-PROTECTED SECURITIES
A Fund may invest in inflation-protected securities. Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.


The value of IPS tends to react to changes in real interest rates. In general, the price of an IPS can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on IPS can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


Treasury Inflation-Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

INSURED BONDS
MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

LOAN PARTICIPATIONS
TAXABLE MULTI-SECTOR INCOME SHARES may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between the Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of the Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

LOANS OF PORTFOLIO SECURITIES

For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.



A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.


The Fund will invest cash collateral in a money market fund approved by the ALLIANCEBERNSTEIN CORPORATE SHARES'S Board of Trustees (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

MUNICIPAL INCOME SHARES, TAXABLE MULTI-SECTOR INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBS") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.


The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

TAXABLE MULTI-SECTOR INCOME SHARES may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

MUNICIPAL SECURITIES
MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES invest in municipal securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

A Fund may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

PREFERRED STOCK
CORPORATE INCOME SHARES and TAXABLE MULTI-SECTOR INCOME SHARES may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining

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


"overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
TAXABLE MULTI-SECTOR INCOME SHARES may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
TAXABLE MULTI-SECTOR INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may invest in rights and warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When a Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
A Fund may invest in standby commitment agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether the security ultimately is issued. There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED SECURITIES AND BASKET SECURITIES
TAXABLE MULTI-SECTOR INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.

TENDER OPTION BOND TRANSACTIONS

MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may enter into TOBs in which a Fund may sell a highly rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle, which is generally organized as a trust, sponsored by the broker (the "Trust"). A Fund receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by a Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the Trust, which include payments to the trustee and the liquidity provider and organizational costs. The Funds use the cash received from the transaction for investment purposes, which involves leverage risk. See discussion of "Borrowing and Leverage" below.


U.S. GOVERNMENT SECURITIES

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds). Securities issued by the FNMA and the FHLMC were supported only by the credit of the agency or institution, but since 2008, when these entities were placed in conservatorship, their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. CORPORATE INCOME SHARES will not invest in mortgage-backed or asset-backed securities, including mortgage-backed or asset-backed securities that are U.S. Government securities, although it may invest in other securities issued by U.S. Government-sponsored entities. For example, the Fund will not invest in mortgage-backed securities issued by FNMA, although it may invest in other securities issued by FNMA that are not mortgage-backed or asset-backed securities.


VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
A Fund may invest in variable, floating and inverse floating rate instruments. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.


ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES


Zero-coupon securities and principal-only ("PO") securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Funds involve the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

BORROWING AND LEVERAGE
A Fund may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. MUNICIPAL INCOME SHARES, TAXABLE MULTI-SECTOR INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may also use leverage for investment purposes by entering into such transactions as interest rate swaps or, for MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES,

TOBs. TAXABLE MULTI-SECTOR INCOME SHARES may also use reverse repurchase agreements, forward contracts and dollar rolls. The Funds may use leverage to seek to enhance the yield and NAV attributable to their shares. This means that a Fund uses cash made available during the term of these transactions to make other investments or to make investments through interest rate swaps that are functionally equivalent to the purchase of a fixed-income security. The utilization of leverage involves certain risks for the Fund's shareholders. These risks include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on its NAV. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or carrying costs of the leveraged transaction, the effect of leverage will be to cause the Fund's shareholders to realize a higher current NAV and investment income than if the Fund were not leveraged. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the benefit to the Fund's shareholders will be reduced. If the interest expense paid on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund's use of borrowings or leveraged transactions would result in a lower rate of return.



During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the Fund's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Fund's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially causing a Fund to liquidate longer-term municipal securities at unfavorable prices to meet the TOB Trust's outstanding obligations.


FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Investments in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of CORPORATE INCOME SHARES and TAXABLE MULTI-SECTOR INCOME SHARES. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws. Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank (International Bank for Reconstruction and Development) as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets.

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Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


 Argentina                 Ghana                     Panama
 Belarus                   Hungary                   Peru
 Belize                    India                     Philippines
 Brazil                    Indonesia                 Poland
 Bulgaria                  Iraq                      Russia
 Chile                     Israel                    Senegal
 China                     Ivory Coast               Serbia
 Colombia                  Jamaica                   South Africa
 Croatia                   Jordan                    Sri Lanka
 Czech Republic            Kazakhstan                Turkey
 Dominican Republic        Lebanon                   Ukraine
 Ecuador                   Lithuania                 Uruguay
 Egypt                     Malaysia                  Venezuela
 El Salvador               Mexico                    Vietnam
 Gabon                     Nigeria
 Georgia                   Pakistan


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
TAXABLE MULTI-SECTOR INCOME SHARES may invest a substantial portion of its assets in securities denominated in, and receiving revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
MUNICIPAL INCOME SHARES, TAXABLE MULTI-SECTOR INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may invest in below investment grade fixed-income securities. Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

UNRATED SECURITIES
MUNICIPAL INCOME SHARES, TAXABLE MULTI-SECTOR INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

SOVEREIGN DEBT OBLIGATIONS
TAXABLE MULTI-SECTOR INCOME SHARES may invest in sovereign debt obligations. No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.


The Fund is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Fund's investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.


FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

The Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, CORPORATE INCOME SHARES and TAXABLE MULTI-SECTOR INCOME SHARES may invest in certain types of short-term, liquid, investment grade or high quality debt securities. For temporary defensive purposes, MUNICIPAL INCOME SHARES and TAX-AWARE REAL RETURN INCOME SHARES also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. While a Fund is investing for temporary defensive purposes, it may not meet its investment objective.


PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

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INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Funds may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available. The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security.



Subject to its oversight, the Board has delegated responsibility for valuing each Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.


HOW TO BUY SHARES
You may purchase shares of the Funds at the relevant NAV without a sales charge or other fee. Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV calculated after your order is received in proper form by the Funds.

SHARES OF THE FUNDS ARE OFFERED EXCLUSIVELY THROUGH REGISTERED INVESTMENT ADVISERS APPROVED BY THE ADVISER.

INITIAL AND ADDITIONAL INVESTMENTS

You may purchase shares only through accounts established under a wrap fee program or other investment program sponsored and maintained by a registered investment adviser approved by the Adviser. There are no maximum or minimum investment requirements. In most cases, purchase orders are made based on instructions from your registered investment adviser to the broker-dealer who executes trades for your account. To make a purchase, your broker-dealer must submit a purchase order to the Funds' transfer agent, AllianceBernstein
Investor Services, Inc. ("ABIS"), P.O. Box 786003, San Antonio, Texas 78278-6003, (1-800-221-5672), either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation--Fund/SERV).


OTHER PURCHASE INFORMATION
A Fund may issue shares upon purchase in full and fractional shares. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to ABIS. Wiring instructions may be obtained by calling 1-800-221-5672.

A Fund may, at its sole option, accept securities as payment for shares if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "How the Funds Value Their Shares" above as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.


A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish your account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority ("FINRA") member firm.


A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with his or her current taxpayer identification number. To avoid this, you must provide your correct tax identification number on your account application.

Each Fund may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) through your broker-dealer on any day the Exchange is open. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by ABIS. A redemption request received by ABIS prior to 4:00 p.m., Eastern time, on a day a Fund is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Redemption proceeds will ordinarily be wired within one business day after the redemption request, but may take up to three business days. Redemption proceeds will be sent by wire only. A Fund may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of a Fund will be held only by investors participating in an approved wrap-fee program and cannot be transferred. Each Fund reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a participant in a wrap-fee program approved by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of securities of foreign issuers established some time before the fund calculates its own share price (referred to as "time zone arbitrage").

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents,
   AllianceBernstein Investments, Inc. and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Funds' investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2012, totaling over $407 billion (of which more than $83 billion are the assets of investment companies). As of June 30, 2012, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 32 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, have approximately 2.8 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for each of the Funds. The Funds pay no advisory or other fees for these services.




A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in each Fund's annual report to shareholders for the fiscal period ended April 30, 2012 except for Tax-Aware Real Return Income Shares, the discussion of which is in the Fund's semi-annual report to shareholders for the period ended October 31, 2011.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives for managing the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The day-to-day management of, and investment decisions for, CORPORATE INCOME SHARES are made by the Corporate Income Shares Investment Team.

The following table lists the senior persons within the Corporate Income Shares Investment Team primarily responsible for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                              PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Shawn E. Keegan; since 2006; Vice        Vice President of the Adviser, with
President of the Adviser                 which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2007.

Joel J. McKoan; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                 with which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2007 and
                                         Co-Head of Global Credit.

Ashish C. Shah; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                 with which he has been associated in a
                                         substantially similar capacity to his
                                         current position since May 2010 and
                                         Co-Head of Global Credit. Prior thereto,
                                         Managing Director and Head of Global
                                         Credit Strategy at Barclays Capital from
                                         September 2008 until May 2010. Prior
                                         thereto, Head of Credit Strategy at
                                         Lehman Brothers, heading the
                                         Structured Credit/CDO and Credit
                                         Strategy Groups since prior to 2007.




The day-to-day management of, and investment decisions for, MUNICIPAL INCOME SHARES are made by the Municipal Bond Investment Team.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                     PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                     THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------------
Michael G. Brooks; since 2010; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                      with which he has been associated in a
                                              substantially similar capacity since prior
                                              to 2007.

R. B. (Guy) Davidson III; since 2010; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser                 with which he has been associated in a
                                              substantially similar capacity since prior
                                              to 2007.

Wayne D. Godlin; since 2010; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser                      with which he has been associated in a
                                              substantially similar capacity since
                                              December 2009. Prior thereto, an
                                              investment manager and a Managing
                                              Director of Van Kampen Asset
                                              Management with which he had been
                                              associated since prior to 2007.


                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                   THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------------
Terrance T. Hults; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity since prior
                                            to 2007.


The day-to-day management of, and investment decisions for, TAXABLE MULTI-SECTOR INCOME SHARES are made by the Adviser's Core Fixed-Income Team.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                    PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                    THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------------
Paul J. DeNoon; since 2010; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2007.

Scott A. DiMaggio; since 2010; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2007.

Shawn E. Keegan; since 2010; Vice            See above.
President of the Adviser

Douglas J. Peebles; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2007.

Greg J. Wilensky; since 2010; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2007.


The day-to-day management of, and investment decisions for, TAX-AWARE REAL RETURN INCOME SHARES are made by the Municipal Bond Investment Team.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's portfolio, and each person's principal occupation during the past five years:


                                                     PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                     THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------------
Michael G. Brooks; since 2011; Senior Vice    See above.
President of the Adviser

Fred S. Cohen; since 2011; Senior Vice        Senior Vice President of the Adviser,
President of the Adviser                      with which he has been associated in a
                                              substantially similar capacity since prior
                                              to 2007.

R. B. (Guy) Davidson III; since 2011; Senior  See above.
Vice President of the Adviser

Wayne D. Godlin; since 2011; Senior Vice      See above.
President of the Adviser

Terrance T. Hults; since 2011; Senior Vice    See above.
President of the Adviser


Additional information about the portfolio managers may be found in the Funds' SAI.

TRANSFER AGENCY SERVICES
ABIS acts as the transfer agent for the AllianceBernstein mutual funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The income dividends and capital gains distributions, if any, declared by each Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund, depending on the terms of the shareholder's wrap fee program. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. As permitted by the terms of your wrap fee program, you may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. If permitted by the program, your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.


TAXES

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.


CORPORATE INCOME SHARES AND TAXABLE MULTI-SECTOR INCOME SHARES
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions that are properly designated as capital gains are determined by how long a Fund owned the investments that generated them, rather than on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by a Fund as derived from "qualified dividend income"--as further defined in the Funds' SAI--will be taxed in the hands of individuals at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets) provided holding period and other requirements are met at both the shareholder and the Fund level. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

While it is the intention of a Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

MUNICIPAL INCOME SHARES AND TAX-AWARE REAL RETURN INCOME SHARES
Distributions to shareholders out of tax-exempt interest income earned by the Funds are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which the Funds invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings". Distributions from a Fund that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Fund's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of the Funds.

Each Fund anticipates that a substantial portion of its dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Fund, including distributions that are exempt from federal income taxes.

GENERAL
If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all distributions for the year, including, for the Funds that invest in municipal securities, the percentage and source of interest earned by the Fund that is exempt from federal income tax. Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Funds.


NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.


BARCLAYS CAPITAL MUNICIPAL BOND INDEX is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.



BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is a broad-based index that measures the investment grade, U.S. Dollar-denominated, fixed-rate taxable bond market, including U.S. Government and corporate securities, mortgage pass-through securities and asset-backed securities. The BARCLAYS CAPITAL U.S. AGGREGATE EX GOVERNMENT BOND INDEX excludes U.S. Government securities. The BARCLAYS CAPITAL U.S. AGGREGATE EX GOVERNMENT BOND AND EX MBS INDEX excludes U.S. Government securities and mortgage-backed securities.





BARCLAYS CAPITAL U.S. CREDIT INDEX is an unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.


BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the holder a specified sum of money, usually at specified interests, and to repay the principal amount of the loan at maturity.




FIXED-INCOME SECURITIES are investments, such as bonds, that pay a fixed-rate of return.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For AllianceBernstein Corporate Income Shares, the financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and for the AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and the AllianceBernstein Tax-Aware Real Return Income Shares, for the period since the Funds' inception. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). With respect to AllianceBernstein Corporate Income Shares, the information for the most recently completed fiscal year and for fiscal year 2011, has been audited by Ernst & Young LLP, independent registered public accounting firm ("Ernst & Young"), and the information for the previous years has been audited by the previous independent registered public accounting firm for the Fund. With respect to AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares, the information has been audited by Ernst & Young. The reports of each independent accounting firm for the Funds, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.


ALLIANCEBERNSTEIN CORPORATE INCOME SHARES
--------------------------------------------------------------------------------

                                                               YEAR ENDED APRIL 30,
FISCAL YEAR OR PERIOD                                2012     2011     2010     2009      2008
------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 10.59  $ 10.30  $  8.25  $  9.56   $  9.89
                                                   -------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                        .46      .54      .59      .57       .56
Net realized and unrealized gain (loss) on
 investment transactions                               .27      .29     2.05    (1.31)     (.33)
                                                   -------  -------  -------  -------   -------
Net increase (decrease) in net asset value from
 operations                                            .73      .83     2.64     (.74)      .23
                                                   -------  -------  -------  -------   -------
LESS DIVIDENDS AND DISTRIBUTION
Dividends from net investment income                  (.49)    (.54)    (.59)    (.57)     (.56)
                                                   -------  -------  -------  -------   -------
Net asset value, end of period                     $ 10.83  $ 10.59  $ 10.30  $  8.25   $  9.56
                                                   =======  =======  =======  =======   =======
Total investment return based on net asset
 value(b)                                             7.02%    8.28%   32.72%   (7.76)%    2.38%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (000's omitted)           $46,848  $29,520  $34,041  $56,994   $86,830
Ratio of net investment income (loss) to average
 net assets                                           4.42%    5.20%    6.22%    6.56%     5.73%
Portfolio turnover rate                                 91%      33%      21%      26%       58%
------------------------------------------------------------------------------------------------


ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES
--------------------------------------------------------------------------------

                                                                         YEAR ENDED   SEPTEMBER 1, 2010(c)
FISCAL YEAR OR PERIOD                                                  APRIL 30, 2012  TO APRIL 30, 2011
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  9.24            $10.00
                                                                          -------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                               .59               .32
Net realized and unrealized gain (loss) on investment transactions           1.27              (.77)
                                                                          -------            ------
Net increase (decrease) in net asset value from operations                   1.86              (.45)
                                                                          -------            ------
LESS DIVIDENDS AND DISTRIBUTION
Dividends from net investment income                                         (.60)             (.31)
                                                                          -------            ------
Net asset value, end of period                                            $ 10.50            $ 9.24
                                                                          =======            ======
Total investment return based on net asset value(b)                         20.74%            (4.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $17,606            $9,419
Ratio to average net assets of:
 Expenses                                                                     .05%              .02%(d)
 Expenses, excluding interest expense                                         .00%              .00%(d)
 Net investment income                                                       6.06%             5.03%(d)
Portfolio turnover rate                                                        17%               14%
----------------------------------------------------------------------------------------------------------

See footnotes on page 38.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES
--------------------------------------------------------------------------------

                                                                         YEAR ENDED   SEPTEMBER 15, 2010(c)
FISCAL YEAR OR PERIOD                                                  APRIL 30, 2012   TO APRIL 30, 2011
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 10.09            $ 10.00
                                                                          -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                               .32                .24
Net realized and unrealized gain (loss) on investment transactions            .08                .09
                                                                          -------            -------
Net increase (decrease) in net asset value from operations                    .40                .33
                                                                          -------            -------
LESS DIVIDENDS AND DISTRIBUTION
Dividends from net investment income                                         (.32)              (.24)
                                                                          -------            -------
Net asset value, end of period                                            $ 10.17            $ 10.09
                                                                          =======            =======
Total investment return based on net asset value(b)                          4.05%              3.31%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (000's omitted)                                  $10,174            $10,124
Ratio of net investment income (loss) to average net assets                  3.17%              3.79%(d)
Portfolio turnover rate                                                       156%                10%
-----------------------------------------------------------------------------------------------------------


ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES
--------------------------------------------------------------------------------

                                                                       MAY 2, 2011(c)
FISCAL YEAR OR PERIOD                                                  APRIL 30, 2012
-------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.00
                                                                           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                               .21
Net realized and unrealized gain (loss) on investment transactions            .36
                                                                           ------
Net increase (decrease) in net asset value from operations                    .57
                                                                           ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                         (.18)
Distributions from net realized gain on investment transactions(e)           (.00)
                                                                           ------
Total dividends and distributions                                            (.18)
                                                                           ------
Net asset value, end of period                                             $10.39
                                                                           ======
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (000's omitted)                                   $5,431
Ratio of net investment income (loss) to average net assets                  2.07%(d)
Portfolio turnover rate                                                        25%
-------------------------------------------------------------------------------------


(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)Commencement of operations.

(d)Annualized.


(e)Amount is less than $0.005.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba--Obligations which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Obligations which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Obligations which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Obligations which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Obligations which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Plus (+) or Minus (-)--The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

BB, B, CCC, CC, C--An obligation rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--An obligation rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--An obligation rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred. Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--An issue designated NR is not rated.

FITCH RATINGS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment or financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The Funds are available only to separately managed account ("SMA") clients or participants in "wrap fee" programs sponsored by investment advisers unaffiliated with the Funds or AllianceBernstein L.P. You should be aware that these clients typically pay a unitary fee for management of their investments, which includes all costs and expenses, including fees paid for investment advice and portfolio execution. You should read carefully the program brochure provided in connection with these accounts, which includes information about the total fees paid by you and information about the fee paid to AllianceBernstein L.P.


A mutual fund's expense ratio is the percentage of fund assets used by the fund to pay an investment advisory fee to AllianceBernstein L.P. and to pay the fund's direct operating expenses (such as accounting, transfer agency and custody fees). The following supplemental chart provides information about the effect of a hypothetical annual expense ratio of 0.35% on each Fund's returns over a 10-year period. The annual expense ratio is hypothetical because AllianceBernstein L.P. has agreed irrevocably to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Funds.


The chart assumes a return of 5% each year on a hypothetical investment of $10,000 in shares of each Fund. The chart also assumes that the current hypothetical annual expense ratio of 0.35% stays the same throughout the 10-year period. The chart does not reflect the fees paid by you in connection with an SMA or wrap fee program or fees paid to AllianceBernstein L.P.


ALLIANCEBERNSTEIN CORPORATE INCOME SHARES
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 36.75     $10,463.25
   2             10,463.25      523.16    10,986.41     38.45      10.947.96
   3             10,947.96      547.40    11,495.36     40.23      11,455.13
   4             11,455.13      572.76    12,027.89     42.10      11,985.79
   5             11,985.79      599.29    12,585.08     44.05      12,541.03
   6             12,541.03      627.05    13,168.08     46.09      13,121.99
   7             13,121.99      656.10    13,778.09     48.22      13,729.87
   8             13,729.87      686.49    14,416.36     50.46      14,365.90
   9             14,365.90      718.30    15,084.20     52.79      15,031.41
   10            15,031.41      751.57    15,782.98     55.24      15,727.74
   --------------------------------------------------------------------------
   Cumulative                $6,182.12                $454.38


ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00    $ 5.25     $10,494.75
   2             10,494.75      524.74    11,019.49      5.51      11,013.98
   3             11,013.98      550.70    11,564.68      5.78      11,558.90
   4             11,558.90      577.95    12,136.85      6.07      12,130.78
   5             12,130.78      606.54    12,737.32      6.37      12,730.95
   6             12,730.95      636.55    13,367.50      6.68      13,360.82
   7             13,360.82      668.04    14,028.86      7.01      14,021.85
   8             14,021.85      701.09    14,722.94      7.36      14,715.58
   9             14,715.58      735.78    15,451.36      7.73      15,443.63
   10            15,443.63      772.18    16,215.81      8.11      16,207.70
   --------------------------------------------------------------------------
   Cumulative                $6,273.57                 $65.87

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 36.75     $10,463.25
   2             10,463.25      523.16    10,986.41     38.45      10,947.96
   3             10,947.96      547.40    11,495.36     40.23      11,455.13
   4             11,455.13      572.76    12,027.89     42.10      11,985.79
   5             11,985.79      599.29    12,585.08     44.05      12,541.03
   6             12,541.03      627.05    13,168.08     46.09      13,121.99
   7             13,121.99      656.10    13,778.09     48.22      13,729.87
   8             13,729.87      686.49    14,416.36     50.46      14,365.90
   9             14,365.90      718.30    15,084.20     52.79      15,031.41
   10            15,031.41      751.57    15,782.98     55.24      15,727.74
   --------------------------------------------------------------------------
   Cumulative                $6,182.12                $454.38

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 36.75     $10,463.25
   2             10,463.25      523.16    10,986.41     38.45      10,947.96
   3             10,947.96      547.40    11,495.36     40.23      11,455.13
   4             11,455.13      572.76    12,027.89     42.10      11,985.79
   5             11,985.79      599.29    12,585.08     44.05      12,541.03
   6             12,541.03      627.05    13,168.08     46.09      13,121.99
   7             13,121.99      656.10    13,778.09     48.22      13,729.87
   8             13,729.87      686.49    14,416.36     50.46      14,365.90
   9             14,365.90      718.30    15,084.20     52.79      15,031.41
   10            15,031.41      751.57    15,782.98     55.24      15,727.74
   --------------------------------------------------------------------------
   Cumulative                $6,182.12                $454.38

For more information about the Funds, the following documents are available upon request:

..  ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports of AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI, the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618


ON THE INTERNET:  www.AllianceBernstein.com


Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.



You also may find more information about the Adviser and other
AllianceBernstein Mutual Funds on the Internet at: www.AllianceBernstein.com. Information about the Funds will not be available at that website because shares of the Funds are offered exclusively through registered investment advisers approved by the Adviser.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File Number 811-21497.
                                                                  PRO-0111-0812

                                    [GRAPHIC]